Exhibit 10.26

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT SEVEN

TO THE LOGISTICS SERVICES AGREEMENT

This AMENDMENT SEVEN TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”) dated as of the 1st day of May, 2017 is by and between The Honest Company, Inc. (“Client”) and Geodis Logistics LLC (“GEODIS”). Client and GEODIS are collectively referred to herein as the “Parties.”

RECITALS:

A.    Client and GEODIS executed that certain Logistics Services Agreement dated January 31, 2014, and six amendments thereto (collectively, the “Agreement”); and

B.    The Parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and GEODIS agree to amend the Agreement as follows:

1.

Effective April 1, 2017, the attached Exhibit B—Revised Rialto, CA Rates shall replace all rates for the services provided by GEODIS at the GEODIS Warehouse located at 1710 W. Baseline Road, Rialto, CA (“Rialto Warehouse”). [***]

2.

The Parties agree that during the time period from [***], GEODIS accrued [***] in revenue for services rendered on inbound cases at Rialto, however, these charges were not invoiced. The Parties agree that GEODIS will invoice the Client for the [***].

3.

Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the Agreement or any of GEODIS’s rights or remedies under the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

The Honest Company, Inc.	Geodis Logistics LLC

Name: /s/ William Ashton	Name: /s/ Mike Honious

Title: SVP Operations	Title: COO

Date: 5/5/2017 14:26 PDT	Date: 5/5/17

Exhibit B – Revised Rialto CA Rate

Effective April 1, 2017

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